                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 9, 2003

                                NTL EUROPE, INC.

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               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                       0-30673               13-4105887
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

             37 PURCHASE STREET, RYE, NEW YORK                   10580
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          (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: (914) 921-1800

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       OTHER EVENTS.

Press Release

On December 9, 2003, NTL Europe, Inc. issued the press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) and (b) Not Applicable

        (c) Exhibit.       The following exhibit is filed with this report:
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            Exhibit 99.1   Press Release, dated December 9, 2003, of NTL
                           Europe, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NTL EUROPE, INC.
                                      (Registrant)


                                      By:      /s/ Jeffrey A. Brodsky
                                         ---------------------------------------
                                            Name:  Jeffrey A. Brodsky
                                            Title:    President and Chief
                                                       Executive Officer

Dated:  December 10, 2003

                                  EXHIBIT INDEX

Exhibit               Description
99.1                  Press Release, dated December 9, 2003, of NTL Europe, Inc.